SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – April 22, 2003

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	1-11437 (Commission File Number)	52-1893632 (IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland (Address of principal executive offices)	20817 (Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release (including financial tables) dated April 22, 2003.

Item 9.    Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On April 22, 2003, Lockheed Martin Corporation announced its financial results for the quarter ended March 31, 2003. The press release is furnished as Exhibit 99 to this Form and is incorporated herein by reference.

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LOCKHEED MARTIN CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOCKHEED MARTIN CORPORATION (Registrant)

Date:	April 22, 2003	By:	/s/ RAJEEV BHALLA
Rajeev Bhalla
Vice President and Controller (Chief Accounting Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release (including financial tables) dated April 22, 2003.

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